UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 11, 2002

AirTran Holdings, Inc.
(Exact name of registrant as specified in its charter)
State of Incorporation: Nevada

9955 AirTran Boulevard, Orlando, Florida  32827
(Address of principal executive offices)
(407) 251-5600
(Registrant's telephone number, including area code)

Commission file number: 1-15991     I.R.S. Employer Identification No: 58-2189551

AirTran Airways, Inc.
(Exact name of registrant as specified in its charter)
State of Incorporation: Delaware

9955 AirTran Boulevard, Orlando, Florida  32827
(Address of principal executive offices)
(407) 251-5600
(Registrant's telephone number, including area code)

Commission file number: 333-67300     I.R.S. Employer Identification No: 65-0440712

Item 5.  Other Events

AirTran Holdings, Inc. is filing as Exhibit 99 to this Form 8-K a press release issued by AirTran Holdings, Inc. and AirTran Airways, Inc. on January 11, 2002 announcing that a group of its employees has voted against representation by the International Brotherhood of Teamsters Local 528.

EXHIBIT 99

Division of AirTran Airways Votes Against Union Membership

ORLANDO, Fla., January 11, 2002 - AirTran Airways, a subsidiary of AirTran Holdings, Inc. (NYSE: AAI), announced today that a group of its employees has voted against representation by the International Brotherhood of Teamsters Local 528. Ballots for the election, which was conducted by the National Mediation Board, were mailed to all 1,731 customer service, ramp and reservations agents on December 5, 2001. The National Mediation Board informed the airline that The Teamsters received 33 percent of the total votes from ballots counted today in Washington, D.C.

"AirTran Airways has always respected the rights of our Crew Members to decide upon representation. We are pleased with the confidence expressed in our Leadership Team," said Joe Leonard, AirTran Airways' chairman and chief executive officer. "We have an excellent relationship with the Teamsters, and we are dedicated to working with the union on issues affecting the 530 Teamsters-represented mechanics and related employees at AirTran Airways to maintain the growth and success of our airline."

AirTran Airways provides affordable air travel with 336 flights a day to 36 cities throughout the eastern United States. The airline's hub is at the world's busiest airport, Hartsfield Atlanta International Airport, where it is the second largest carrier operating 146 flights a day. AirTran Airways is a subsidiary of AirTran Holdings, Inc. (NYSE: AAI).

Unlike other airlines, AirTran Airways never requires a roundtrip purchase or Saturday night stay. The airline offers a Business Class any business can afford, all-assigned seating, a generous frequent flier program, and a corporate program called A2B. For more information and reservations, visit www.airtran.com (America Online Keyword: AirTran), call your travel agent or AirTran Airways at 1-800-AIRTRAN (800-247-8726) or 770-994-8258 in Atlanta.

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Editor's Note: Statements regarding the Company's growth and success of its business model are forward-looking statements and are not historical facts. Instead, they are estimates or projections involving numerous risks or uncertainties, including but not limited to, consumer demand and acceptance of services offered by the Company, the Company's ability to maintain current cost levels, commodity prices and actions by competitors, regulatory matters and general economic conditions. The Company disclaims any obligation to update or correct any of its forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the company's SEC filings, including but not limited to the company's report on Form 10-K for the year ended December 31, 2000. Copies of this filing may be obtained by contacting the Company or the SEC.

CONTACT: AirTran Airways, Orlando

Media Tad Hutcheson, 407/251-5578

KEYWORD: FLORIDA

INDUSTRY KEYWORD: AIRLINES TRANSPORTATION TRAVEL

SOURCE: AirTran Airways

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AirTran Holdings, Inc.
(Registrant)

Date: January 11, 2002	/s/ Stanley J. Gadek
Senior Vice President, Finance and Chief Financial Officer (Principal Accounting and Financial Officer)

AirTran Airways, Inc.
(Registrant)

Date: January 11, 2002	/s/ Stanley J. Gadek
Senior Vice President, Finance and Chief Financial Officer (Principal Accounting and Financial Officer)